                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08765

                 ----------------------------------------------

                        Managed High Yield Plus Fund Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.

                       [UBS LOGO] Global Asset
                                  Management

                       Managed High Yield Plus Fund Inc.
                       Annual Report
                       May 31, 2005

Managed High Yield Plus Fund Inc.

July 15, 2005

DEAR SHAREHOLDER,

We present you with the annual report for Fund, Inc. Managed High Yield Plus
Fund Inc. (the "Fund") for the fiscal year ended May 31, Investment Goals: 2005.

PERFORMANCE

Over the fiscal year ended May 31, 2005, the Fund produced a net asset value return of Portfolio Manager: 9.86%, versus the 11.48% net asset Marianne Rossi value return of its peers, as measured by the UBS Global Asset Management Lipper
High Current Yield Funds (Leveraged) (US) Inc. median, and the 10.18% return of the Citigroup High Yield Market Index (the Commencement: "Index"). On a market price basis, the Fund's June 26, 1998 5.99% return underperformed the 13.95%
return of its peer group. (For more NYSE Symbol: on the Fund's performance, including HYF market price returns, please refer to Dividend Payments:
"Performance at a Glance" on page 6.) The Monthly Fund had a rights offering during the period that was accretive on a net asset value basis (that is, the
Fund was able to sell shares at a price above its then-current net asset value per share). For more information on the rights offering and how the proceeds were invested, please see page 4.

The Fund continued to use leverage during the period, which enhanced performance on an absolute basis overall. As of May 31, 2005, leverage accounted for 32.3%
of the Fund's total assets. Leverage magnifies returns on the upside and losses on the downside, and may create wider dispersions of returns within the Fund's peer group.

AN INTERVIEW WITH PORTFOLIO MANAGER MARIANNE ROSSI

Q: HOW WOULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE FISCAL YEAR?

A: The US economy faced a number of challenges during the reporting period, including record high energy prices, rising interest rates, a mixed job market,

(sidebar)
MANAGED HIGH YIELD PLUS FUND INC.

INVESTMENT GOALS:
Primarily, high income; secondarily, capital appreciation.

Portfolio Manager:
Marianne Rossi UBS Global Asset Management (US) Inc.

COMMENCEMENT:
June 26, 1998

NYSE SYMBOL:
HYF

DIVIDEND PAYMENTS:
Monthly
(end sidebar)
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                                                                               1

Managed High Yield Plus Fund Inc.

   uncertainty surrounding the Presidential election and geopolitical events.
   Despite these issues, the economy proved to be surprisingly resilient.
   Following a 3.3% gain in the second quarter of 2004, gross domestic product
   (GDP) growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. First quarter 2005 GDP growth came in again at a solid 3.8%.

Q: HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT IN THIS ECONOMIC
   ENVIRONMENT?

A: Given the strength of the economy, it became increasingly evident that the
   Federal Reserve Board's (the "Fed") accommodative monetary policy would change, and that it would begin to raise interest rates in an attempt to ward off a potential increase in inflation. As expected, the Fed raised the federal funds rate (or "fed funds" rate)-the rate that banks charge one another for funds they borrow on an overnight basis-from 1.00% to 1.25% at the end of June 2004. This was the first rate hike in four years.

   The Fed again raised rates in 0.25% increments on seven more occasions over the fiscal year, bringing the fed funds rate to 3.00%. Coinciding with its last rate hike in May, the Fed acknowledged that growth had "slowed somewhat, partly in response to the earlier increases in energy prices." However, it continued to say that it expected to raise rates at a "measured" pace as
   "pressures on inflation have picked up in recent months and pricing power is more evident." The Fed kept up its "measured pace," raising rates again to
   3.25% in June 2005, after the period closed.

Q:  HOW DID HIGH YIELD BONDS PERFORM DURING THE FISCAL YEAR?

A: During the first half of the fiscal year, high yield bonds generated solid returns on the back of strong market fundamentals, positive supply and demand trends, and improving Treasury bond performance. With the economy expanding at a brisk pace, high yield default rates moved sharply lower and credit quality trended upward. In addition, merger and acquisition activity increased, further buoying the market.

   However, in the second half of the period, high yield bonds gave back a portion of their gains. The troubles began in March with concerns surrounding the potential downgrade of General Motors' (GM) bonds and rising Treasury yields. The effect that GM had on the market was two-pronged: investors were concerned about what would happen to both GM and Ford, and then were also concerned about the ripple effect those potential downgrades would have on other issuers. These concerns led to increased risk aversion among investors

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

     and sharp outflows from high yield mutual funds. The overall high yield market continued to decline in April. However, once GM was downgraded in early May and the market better knew what it was dealing with, the high yield market stabilized and then rallied on the strength of earnings figures, sound fundamentals, and below-average default rates.

Q:   HOW DID YOU POSITION THE FUND'S PORTFOLIO FROM A SECTOR PERSPECTIVE?

A:   Throughout the fiscal year, we maintained overweight positions in B-rated and CCC-rated securities and were underweight BB-rated bonds relative to the Index. With the economy on solid footing, we anticipated that B-rated securities would perform well. That positioning added slightly to performance, especially during the first half of the year. In terms of
     CCC-rated bonds, we added to the Fund's holdings where we believed they offered good relative value.

Q:   WHICH SECTORS DID YOU FIND ATTRACTIVE DURING THE FISCAL YEAR?

A:   We held a large position in cyclical bonds, as we felt they would produce solid returns as the economy expanded. This proved to be the case and, given their strong performance, we trimmed some positions. In particular, we pared the Fund's exposure to chemicals and auto suppliers. Over the period, we increased the Fund's holdings in oil field services companies and consumer-related firms, including healthcare, restaurants and retailers.

Q:   WHICH INVESTMENTS ENHANCED THE FUND'S PERFORMANCE?

A:   The Fund's biggest contributors were in the chemicals, gaming, wireless, and publishing sectors. Turnaround stories and restructuring were the major themes that carried chemical companies Rhodia and Resolution Performance
     Products, as well as wireless firm Dobson Communications Corp. and jeans maker Levi Strauss through the reporting period. The Fund also did well in smaller, single-property gaming issues.

Q:   WHICH INVESTMENTS DID NOT MEET YOUR EXPECTATIONS?

A:   The big laggards during the reporting period were the auto suppliers. Most firms in this industry were squeezed by not only lower production numbers from Ford and GM and the fallout from their downgrades, but also by rising materials costs, especially in steel, aluminum and resin. The Fund was also hurt by its holdings in Collins & Aikman Corp., which eventually filed for
     Chapter 11 bankruptcy protection.

--------------------------------------------------------------------------------
                                                                               3

Managed High Yield Plus Fund Inc.

Q:   DURING THE FISCAL YEAR, THE FUND HAD A RIGHTS OFFERING. HOW DID YOU INVEST
     THE PROCEEDS?

A:   New assets from the rights offering came in just as the news surrounding GM was announced. Given the uncertain environment for auto bonds that news created, we did not add an equal amount of auto supplier exposure to the
     Fund as we had before the rights offering. Instead, we took a "wait and see" approach to the sector. However, we added to certain securities in the auto sector since that time, but continued to have a smaller overall weighting than before the rights offering due to the sheer size of the inflows. In addition, the additional monies were used to increase the
     Fund's weightings in the consumer-related sectors. The proceeds were also used to increase the Fund's weighting to oil field services companies, which we believed were well-positioned to benefit from the positive dynamics of the energy sector. Finally, the proceeds from the rights offering were leveraged, providing additional resources for further investment.

Q:   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE HIGH YIELD MARKET?

A:   Given the outlook for a stable economy and the anticipated low default environment, we remain positive on the overall high yield market. Technical pressures on the high yield market by hedge funds concern us, and we plan to continue to monitor this situation closely.

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

/s/ W. Douglas Beck

W. Douglas Beck, CFA President
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management (US) Inc.

/s/ Marianne Rossi

Marianne Rossi
Portfolio Manager
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 2005. The views and opinions in the letter were current as of July 15, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice.
Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time.
As a result, the views expressed should not be relied upon as a forecast of the
Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

*    Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing.
     Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

--------------------------------------------------------------------------------
                                                                               5

Managed High Yield Plus Fund Inc.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 5/31/05



                                                                                        SINCE
                                                6 MONTHS       1 YEAR      5 YEARS    INCEPTION*
------------------------------------------------------------------------------------------------

NET ASSET VALUE RETURNS
------------------------------------------------------------------------------------------------
Managed High Yield Plus Fund Inc.                 (2.67)%        9.86%       0.58%       (2.51)%
------------------------------------------------------------------------------------------------
Lipper High Current Yield Funds (Leveraged)
  median                                          (1.06)        11.48        6.66         3.32
------------------------------------------------------------------------------------------------
MARKET PRICE RETURNS
------------------------------------------------------------------------------------------------
Managed High Yield Plus Fund Inc.                (11.60)%        5.99%       1.30%       (2.33)%
------------------------------------------------------------------------------------------------
Lipper High Current Yield Funds (Leveraged)
  median                                          (0.62)        13.95        7.67         2.31
------------------------------------------------------------------------------------------------


*    Since inception returns for the Fund are calculated from the date of the
     Fund's inception on June 26, 1998. Inception returns for the Lipper High
     Current Yield Funds (Leveraged) median are calculated from the month-end closest to the Fund's inception: June 30, 1998.

Past performance is no guarantee of future results. The return and value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. NAV and market price returns for periods of less than one year are cumulative. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The
Lipper median is the return of the fund that places in the middle of the peer group.

SHARE PRICE, DIVIDEND AND YIELDS AS OF 5/31/05

-----------------------------------------------------
Market Price                                 $5.10
-----------------------------------------------------
Net Asset Value                              $4.87
-----------------------------------------------------
12-Month Dividend (period ended 5/31/05)     $0.6450
-----------------------------------------------------
May 2005 Dividend                            $0.0525
-----------------------------------------------------
Market Yield*                                12.4%
-----------------------------------------------------
NAV Yield*                                   12.9%
-----------------------------------------------------

*    Market yield is calculated by multiplying the May dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the May dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

PORTFOLIO STATISTICS (UNAUDITED)


CHARACTERISTICS          05/31/05                          11/30/04                               05/31/04
------------------------------------------------------------------------------------------------------------
Net Assets (mm)            $292.0                           $228.8                                $ 214.4
------------------------------------------------------------------------------------------------------------
Weighted Average
  Maturity                5.9 yrs.                          6.2 yrs.                              6.0 yrs.
------------------------------------------------------------------------------------------------------------
Leverage**                   32.3%                            29.0%                                  28.6%
------------------------------------------------------------------------------------------------------------

PORTFOLIO
  COMPOSITION *          05/31/05                          11/30/04                               05/31/04
------------------------------------------------------------------------------------------------------------
Corporate Bonds              99.7%                            96.9%                                  96.3%
------------------------------------------------------------------------------------------------------------
Warrants                      0.1                              0.2                                    0.1
------------------------------------------------------------------------------------------------------------
Stocks (common and
  preferred)                 0.0 +                             2.0                                    1.5
------------------------------------------------------------------------------------------------------------
Cash Equivalents              0.2                              0.9                                    2.1
------------------------------------------------------------------------------------------------------------
TOTAL                       100.0%                           100.0%                                 100.0%
------------------------------------------------------------------------------------------------------------
CREDIT QUALITY*          05/31/05                          11/30/04                               05/31/04
------------------------------------------------------------------------------------------------------------
Cash Equivalents              0.2%                             0.9%                                   2.1%
------------------------------------------------------------------------------------------------------------
BB & Higher                   3.5                              3.1                                    4.3
------------------------------------------------------------------------------------------------------------
B                            65.1                             64.7                                   68.4
------------------------------------------------------------------------------------------------------------
CCC & Lower                  29.8                             26.9                                   22.1
------------------------------------------------------------------------------------------------------------
Not Rated                     1.3                              2.2                                    1.5
------------------------------------------------------------------------------------------------------------
Equity/Preferred              0.1                              2.2                                    1.6
------------------------------------------------------------------------------------------------------------
TOTAL                       100.0%                           100.0%                                 100.0%
------------------------------------------------------------------------------------------------------------
TOP 5 HOLDINGS***        05/31/05                          11/30/04                               05/31/04
------------------------------------------------------------------------------------------------------------
Qwest Services                2.3%      Rhodia                 2.4%      Giant Industries             2.5%
------------------------------------------------------------------------------------------------------------
Levi Strauss                  2.3       Qwest Services         2.3       Box USA                      2.0
------------------------------------------------------------------------------------------------------------
                                        Collins & Aikman
Mediacom Broadband            2.3         Products             2.0       Rhodia                       2.0
------------------------------------------------------------------------------------------------------------
Crown European
  Holdings                    2.0       Alamosa Holdings       1.7       Terra Capital                1.9
------------------------------------------------------------------------------------------------------------
Jacobs Entertainment          1.9       Terra Capital          1.7       Nexstar Finance              1.9
------------------------------------------------------------------------------------------------------------
TOTAL                        10.8%                            10.1%                                  10.3%
------------------------------------------------------------------------------------------------------------
TOP FIVE SECTORS***      05/31/05                          11/30/04                               05/31/04
------------------------------------------------------------------------------------------------------------
Chemicals                    11.3%      Chemicals             13.4%      Gaming                      12.3%
------------------------------------------------------------------------------------------------------------
Gaming                        9.4       Wireless              12.5       Chemicals                   11.7
------------------------------------------------------------------------------------------------------------
Wireless                      9.3       Gaming                11.5       Wireless                    10.0
------------------------------------------------------------------------------------------------------------
Containers &                            Containers &
  Packaging                   8.9         Packaging           10.2       Containers & Packaging       9.2
------------------------------------------------------------------------------------------------------------
Healthcare
  Facilities/Supplies         7.8       Cable                  6.3       Broadcast                    6.7
------------------------------------------------------------------------------------------------------------
TOTAL                        46.7%                            53.9%                                  49.9%
------------------------------------------------------------------------------------------------------------


*    Weightings represent percentages of portfolio assets as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor's
     Ratings Group, an independent rating agency.

**   As a percentage of total assets.

***  Weightings represent percentages of net assets as of the dates indicated.
     The Fund's portfolio is actively managed and its composition will vary over time.

+    Weighting represents less than 0.05% of portfolio assets as of May 31,
     2005.

--------------------------------------------------------------------------------
                                                                               7

Managed High Yield Plus Fund Inc.

Portfolio of Investments - May 31, 2005


 PRINCIPAL
   AMOUNT                                             MATURITY  INTEREST
   (000)                                                DATES     RATES         VALUE
----------------------------------------------------------------------------------------------

CORPORATE BONDS - 143.53%
----------------------------------------------------------------------------------------------
AIRLINE - 0.92%
  $ 3,000  American Airlines, Inc.*                    04/01/11    8.608%     $2,684,106
----------------------------------------------------------------------------------------------
Auto Manufacturing/Suppliers - 5.06%
    2,350  Advanced Accessory Systems LLC*             06/15/11   10.750       1,762,500
----------------------------------------------------------------------------------------------
    3,000  Autocam Corp.*                              06/15/14   10.875       1,432,500
----------------------------------------------------------------------------------------------
    3,000  Cooper Standard Automotive, Inc.+           12/15/14    8.375       2,490,000
----------------------------------------------------------------------------------------------
    2,500  Delco Remy International, Inc.*             04/15/12    9.375       1,900,000
----------------------------------------------------------------------------------------------
    2,375  Dura Operating Corp., Series D*             05/01/09    9.000       1,662,500
----------------------------------------------------------------------------------------------
    2,000  HLI Operating Co., Inc.*                    06/15/10   10.500       1,940,000
----------------------------------------------------------------------------------------------
    4,000  Stanadyne Corp.*                            08/15/14   10.000       3,600,000
----------------------------------------------------------------------------------------------
                                                                              14,787,500
----------------------------------------------------------------------------------------------
BROADBAND - 0.92%
    3,000  Level 3 Communications, Inc.*               03/15/08   11.000       2,617,500
----------------------------------------------------------------------------------------------
    2,000  World Access, Inc. #(b)                     01/15/08   13.250          80,000
----------------------------------------------------------------------------------------------
                                                                               2,697,500
----------------------------------------------------------------------------------------------
BROADCAST - 7.09%
    3,750  Advanstar Communications, Inc.*             08/15/10   10.750       4,012,500
----------------------------------------------------------------------------------------------
    3,600  Canwest Media, Inc.*                        05/15/11   10.625       3,928,500
----------------------------------------------------------------------------------------------
    3,250  Granite Broadcasting Corp.*                 12/01/10    9.750       2,973,750
----------------------------------------------------------------------------------------------
    4,000  NextMedia Operating, Inc.*                  07/01/11   10.750       4,360,000
----------------------------------------------------------------------------------------------
   2,000  Paxson Communications Corp.*                 07/15/08   10.750       1,960,000
----------------------------------------------------------------------------------------------
    1,000  Rainbow National Services LLC+*             09/01/14   10.375       1,140,000
----------------------------------------------------------------------------------------------
    2,358  Young Broadcasting, Inc.*                   03/01/11   10.000       2,328,525
----------------------------------------------------------------------------------------------
                                                                              20,703,275
----------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 3.40%
    2,000  Coleman Cable, Inc.+*                       10/01/12    9.875       1,740,000
----------------------------------------------------------------------------------------------
    3,500  Interface, Inc.*                            02/01/10   10.375       3,745,000
----------------------------------------------------------------------------------------------
    2,825  Maax Corp.*                                 06/15/12    9.750       2,549,563
----------------------------------------------------------------------------------------------
    2,000  Propex Fabrics, Inc.*                       12/01/12   10.000       1,880,000
----------------------------------------------------------------------------------------------
                                                                               9,914,563
----------------------------------------------------------------------------------------------
CABLE - 5.91%
    2,250  Block Communications, Inc.*                 04/15/09    9.250       2,390,625
----------------------------------------------------------------------------------------------
    5,000  Charter Communications Holdings*            05/15/11   10.000       3,637,500
----------------------------------------------------------------------------------------------
    4,295  Insight Midwest LP/Insight Capital, Inc.*   11/01/10   10.500       4,574,175
----------------------------------------------------------------------------------------------
    6,150  Mediacom Broadband LLC*                     07/15/13   11.000       6,657,375
----------------------------------------------------------------------------------------------
                                                                              17,259,675
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments - May 31, 2005


 PRINCIPAL
   AMOUNT                                        MATURITY   INTEREST
   (000)                                          DATES       RATES         VALUE
----------------------------------------------------------------------------------------------

CORPORATE BONDS - (continued)
----------------------------------------------------------------------------------------------
CHEMICALS - 11.33%
  $ 2,000  Acetex Corp.*                          08/01/09   10.875%      $2,110,000
----------------------------------------------------------------------------------------------
    3,000  Equistar Chemicals LP*                 09/01/08   10.125        3,255,000
----------------------------------------------------------------------------------------------
    1,643  Huntsman International LLC*            07/01/09   10.125        1,704,612
----------------------------------------------------------------------------------------------
    1,000  IMC Global, Inc.*                      08/01/13   10.875        1,165,000
----------------------------------------------------------------------------------------------
    2,000  IMC Global, Inc., Series B*            06/01/11   11.250        2,210,000
----------------------------------------------------------------------------------------------
      270  Lyondell Chemical Co., Series B*       05/01/07    9.875          276,750
----------------------------------------------------------------------------------------------
    1,000  Millennium America, Inc.*              06/15/08    9.250        1,077,500
----------------------------------------------------------------------------------------------
    4,550  Omnova Solutions, Inc.*                06/01/10   11.250        4,732,000
----------------------------------------------------------------------------------------------
    4,535  Resolution Performance Products LLC*   11/15/10   13.500        4,897,800
----------------------------------------------------------------------------------------------
    2,000  Rhodia SA*                             06/01/10   10.250        2,130,000
----------------------------------------------------------------------------------------------
    4,500  Rockwood Specialties Group, Inc.*      05/15/11   10.625        4,815,000
----------------------------------------------------------------------------------------------
    2,735  Terra Capital, Inc.*                   10/15/08   12.875        3,227,300
----------------------------------------------------------------------------------------------
    1,300  Terra Capital, Inc.*                   06/01/10   11.500        1,469,000
----------------------------------------------------------------------------------------------
                                                                          33,069,962
----------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 4.98%
    3,350  Amscan Holdings, Inc.*                 05/01/14    8.750        3,115,500
----------------------------------------------------------------------------------------------
    3,000  Da-Lite Screen Co., Inc.*              05/15/11    9.500        3,127,500
----------------------------------------------------------------------------------------------
    3,060  Prestige Brands, Inc.*                 04/15/12    9.250        3,144,150
----------------------------------------------------------------------------------------------
    3,000  Revlon Consumer Products+*            04/01/11    9.500        2,745,000
----------------------------------------------------------------------------------------------
    2,250  Telex Communications, Inc.*            10/15/08   11.500        2,401,875
----------------------------------------------------------------------------------------------
                                                                          14,534,025
----------------------------------------------------------------------------------------------
CONTAINERS & Packaging - 8.92%
    4,000  Anchor Glass Container Corp.*          02/15/13   11.000        3,220,000
----------------------------------------------------------------------------------------------
    4,000  Berry Plastics Corp.*                  07/15/12   10.750        4,340,000
----------------------------------------------------------------------------------------------
    4,500  Constar International, Inc.*           12/01/12   11.000        3,735,000
----------------------------------------------------------------------------------------------
    5,000  Crown European Holdings SA*            03/01/13   10.875        5,768,750
----------------------------------------------------------------------------------------------
    3,000  Graham Packaging Co.+*                 10/15/14    9.875        2,977,500
----------------------------------------------------------------------------------------------
    4,000  Pliant Corp.*                          09/01/09   11.125        3,860,000
----------------------------------------------------------------------------------------------
    1,000  Pliant Corp.*                          06/01/10   13.000          800,000
----------------------------------------------------------------------------------------------
    2,000  Tekni-Plex, Inc., Series B*            06/15/10   12.750        1,330,000
----------------------------------------------------------------------------------------------
                                                                          26,031,250
----------------------------------------------------------------------------------------------
DIVERSIFIED TELECOM - 2.34%
    6,000  Qwest Services Corp.+*                 12/15/10   13.500        6,840,000
----------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.91%
    2,250  Mission Energy Holding Co.*            07/15/08   13.500        2,655,000
----------------------------------------------------------------------------------------------
ENERGY-OTHER - 5.57%
    4,500  Dynegy Holdings, Inc.+*                07/15/13   10.125        4,995,000
----------------------------------------------------------------------------------------------
    3,605  Giant Industries, Inc.*                05/15/12   11.000        4,055,625
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                               9

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS - MAY 31, 2005


PRINCIPAL
AMOUNT                                                    MATURITY   INTEREST
   (000)                                                    DATES      RATES              VALUE
----------------------------------------------------------------------------------------------------

CORPORATE BONDS - (continued)
----------------------------------------------------------------------------------------------------
ENERGY-OTHER - (concluded)
  $ 2,500  Tesoro Petroleum Corp., Series B*               11/01/08    9.625%            $2,656,250
----------------------------------------------------------------------------------------------------
    4,250  Reliant Energy, Inc.*                           07/15/10    9.250              4,568,750
----------------------------------------------------------------------------------------------------
                                                                                         16,275,625
----------------------------------------------------------------------------------------------------
FOOD PROCESSORS/BEVERAGE/BOTTLING - 6.75%
    2,250  Doane Pet Care Co.*                             05/15/07    9.750              2,193,750
----------------------------------------------------------------------------------------------------
    3,000  Land O' Lakes, Inc.*                            11/15/11    8.750              2,940,000
----------------------------------------------------------------------------------------------------
    4,500  Le-Natures, Inc.+*                              06/15/13   10.000              4,635,000
----------------------------------------------------------------------------------------------------
    3,500  Merisant Co.+*                                  07/15/13    9.500              2,555,000
----------------------------------------------------------------------------------------------------
    1,400  National Wine & Spirits, Inc.*                  01/15/09   10.125              1,414,000
----------------------------------------------------------------------------------------------------
    2,000  Pinnacle Foods Holding*                         12/01/13    8.250              1,710,000
----------------------------------------------------------------------------------------------------
    4,250  Wornick Co.*                                    07/15/11   10.875              4,250,000
----------------------------------------------------------------------------------------------------
                                                                                         19,697,750
----------------------------------------------------------------------------------------------------
GAMING - 9.36%
    3,000  Ameristar Casinos, Inc.*                        02/15/09   10.750              3,277,500
----------------------------------------------------------------------------------------------------
    2,000  Chukchansi Economic Development Authority+*     06/15/09   14.500              2,440,000
----------------------------------------------------------------------------------------------------
    3,500  Circus & Eldorado Joint Venture*                03/01/12   10.125              3,640,000
----------------------------------------------------------------------------------------------------
    2,000  Inn Of The Mountain Gods Resort & Casino*       11/15/10   12.000              2,320,000
----------------------------------------------------------------------------------------------------
    5,250  Jacobs Entertainment, Inc.*                     02/01/09   11.875              5,643,750
----------------------------------------------------------------------------------------------------
    1,575  MTR Gaming Group, Inc., Series B*               04/01/10    9.750              1,708,875
----------------------------------------------------------------------------------------------------
    2,750  River Rock Entertainment Authority*             11/01/11    9.750              3,014,687
----------------------------------------------------------------------------------------------------
    5,000  Wheeling Island Gaming, Inc.*                   12/15/09   10.125              5,300,000
----------------------------------------------------------------------------------------------------
                                                                                         27,344,812
----------------------------------------------------------------------------------------------------
Healthcare Facilities/Supplies - 7.85%
    4,500  Ameripath, Inc.*                                04/01/13   10.500              4,545,000
----------------------------------------------------------------------------------------------------
    1,000  Medical Device Manufacturing, Inc.*             07/15/12   10.000              1,060,000
----------------------------------------------------------------------------------------------------
    2,250  National Mentor, Inc.+*                         12/01/12    9.625              2,328,750
----------------------------------------------------------------------------------------------------
    4,000  Radiologix, Inc., Series B*                     12/15/08   10.500              4,200,000
----------------------------------------------------------------------------------------------------
    2,055  Team Health, Inc.*                              04/01/12    9.000              2,101,237
----------------------------------------------------------------------------------------------------
    2,500  Tenet Healthcare Corp.+*                        02/01/15    9.250              2,575,000
----------------------------------------------------------------------------------------------------
    3,250  Universal Hospital Services, Inc.*              11/01/11   10.125              3,282,500
----------------------------------------------------------------------------------------------------
    3,000  US Oncology Holdings, Inc.+*                    03/15/15    8.620++            2,820,000
----------------------------------------------------------------------------------------------------
                                                                                         22,912,487
----------------------------------------------------------------------------------------------------
HOME BUILDERS - 0.94%
    3,000  Technical Olympic USA, Inc.*                    01/15/15    7.500              2,745,000
----------------------------------------------------------------------------------------------------
INDUSTRIAL-OTHER - 2.77%
    3,000  FastenTech, Inc.*                               05/01/11   11.500              3,240,000
----------------------------------------------------------------------------------------------------
    5,000  Wolverine Tube, Inc.*                           04/01/09   10.500              4,850,000
----------------------------------------------------------------------------------------------------
                                                                                          8,090,000
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS - MAY 31, 2005


 PRINCIPAL
   AMOUNT                                           MATURITY   INTEREST
   (000)                                              DATES      RATES        VALUE
--------------------------------------------------------------------------------------

CORPORATE BONDS - (continued)
--------------------------------------------------------------------------------------
LEISURE - 1.24%
  $ 2,500  Equinox Holdings, Inc.*                   12/15/09    9.000%     $2,575,000
--------------------------------------------------------------------------------------
    1,000  Imax Corp.*                               12/01/10    9.625       1,045,000
--------------------------------------------------------------------------------------
                                                                             3,620,000
--------------------------------------------------------------------------------------
Lodging - 0.79%
    2,250  MeriStar Hospitality Corp.*               01/15/11    9.125       2,300,625
--------------------------------------------------------------------------------------
Metals & Mining - 2.57%
    3,000  American Rock Salt Co. LLC*               03/15/14    9.500       3,030,000
--------------------------------------------------------------------------------------
    2,300  Better Minerals & Aggregates Co.#(c)      09/15/09   13.000       1,840,000
--------------------------------------------------------------------------------------
    2,750  Edgen Acquisition Corp.+*                 02/01/11    9.875       2,640,000
--------------------------------------------------------------------------------------
                                                                             7,510,000
--------------------------------------------------------------------------------------
OIL EQUIPMENT - 3.30%
    4,000  Bluewater Finance Ltd.*                   02/15/12   10.250       4,180,000
--------------------------------------------------------------------------------------
      964  Parker Drilling Co., Series B*            11/15/09   10.125       1,013,405
--------------------------------------------------------------------------------------
    4,000  Petroleum Geo-Services ASA*               11/05/10   10.000       4,440,000
--------------------------------------------------------------------------------------
                                                                             9,633,405
--------------------------------------------------------------------------------------
PAPER & Forest Products - 4.31%
    1,160  Buckeye Technologies, Inc.*               09/15/08    9.250       1,162,900
--------------------------------------------------------------------------------------
    4,500  Cellu Tissue Holdings, Inc.*              03/15/10    9.750       4,533,750
--------------------------------------------------------------------------------------
    3,750  Port Townsend Paper Corp.+*               04/15/11   11.000       3,637,500
--------------------------------------------------------------------------------------
    4,000  Tembec Industries, Inc.*                  06/30/09    8.625       3,240,000
--------------------------------------------------------------------------------------
                                                                            12,574,150
--------------------------------------------------------------------------------------
PUBLISHING - 5.90%
      975  Hollinger, Inc.+*                         03/01/11   12.875       1,063,969
--------------------------------------------------------------------------------------
    5,000  Houghton Mifflin Co.*                     02/01/13    9.875       5,225,000
--------------------------------------------------------------------------------------
    6,000  Premier Graphics, Inc. #(b)(c)            12/01/05   11.500               0
--------------------------------------------------------------------------------------
    4,250  Sheridan Acquisition Corp.*               08/15/11   10.250       4,356,250
--------------------------------------------------------------------------------------
    1,750  Vertis, Inc.+*                            12/07/09   13.500       1,330,000
--------------------------------------------------------------------------------------
    2,450  Vertis, Inc., Series B*                   06/15/09   10.875       2,388,750
--------------------------------------------------------------------------------------
    3,000  WRC Media, Inc.*                          11/15/09   12.750       2,872,500
--------------------------------------------------------------------------------------
                                                                            17,236,469
--------------------------------------------------------------------------------------
RESTAURANTS - 7.08%
    4,350  Buffets, Inc.*                            07/15/10   11.250       4,306,500
--------------------------------------------------------------------------------------
    3,975  El Pollo Loco, Inc.*                      12/15/09    9.250       3,994,875
--------------------------------------------------------------------------------------
    2,000  Friendly Ice Cream Corp.*                 06/15/12    8.375       1,880,000
--------------------------------------------------------------------------------------
    4,160  Sbarro, Inc.*                             09/15/09   11.000       4,035,200
--------------------------------------------------------------------------------------
    2,000  UNO Restaurants Holdings Corp.+*          02/15/11   10.000       1,960,000
--------------------------------------------------------------------------------------
    4,500  VICORP Restaurants, Inc.*                 04/15/11   10.500       4,500,000
--------------------------------------------------------------------------------------
                                                                            20,676,575
--------------------------------------------------------------------------------------
RETAIL-FOOD/DRUG - 3.66%
    3,470  Great Atlantic & Pacific Tea Co., Inc.*   12/15/11    9.125       3,634,825
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              11

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS - MAY 31, 2005


 PRINCIPAL
   AMOUNT                                              MATURITY   INTEREST
   (000)                                                 DATES      RATES              VALUE
-------------------------------------------------------------------------------------------------

CORPORATE BONDS - (CONTINUED)
-------------------------------------------------------------------------------------------------
RETAIL-FOOD/DRUG - (CONCLUDED)
   $3,000  Pathmark Stores, Inc.*                       02/01/12    8.750%            $2,925,000
-------------------------------------------------------------------------------------------------
    4,000  Rite Aid Corp.*                              02/15/11    9.500              4,120,000
-------------------------------------------------------------------------------------------------
                                                                                      10,679,825
-------------------------------------------------------------------------------------------------
RETAIL STORES-OTHER - 4.69%
    4,000  Gregg Appliances, Inc.+*                     02/01/13    9.000              3,620,000
-------------------------------------------------------------------------------------------------
    3,477  Jafra Cosmetics International, Inc.*         05/15/11   10.750              3,876,855
-------------------------------------------------------------------------------------------------
    1,750  Jean Coutu Group PLC*                        08/01/14    8.500              1,701,875
-------------------------------------------------------------------------------------------------
    1,250  Mothers Work, Inc.*                          08/01/10   11.250              1,250,000
-------------------------------------------------------------------------------------------------
    2,935  PETCO Animal Supplies, Inc.*                 11/01/11   10.750              3,257,850
-------------------------------------------------------------------------------------------------
                                                                                      13,706,580
-------------------------------------------------------------------------------------------------
SATELLITE - 0.37%
      979  XM Satellite Radio, Inc.*                    06/15/10   12.000              1,094,033
-------------------------------------------------------------------------------------------------
SERVICES - 5.17%
    2,250  American Color Graphics, Inc.*               06/15/10   10.000              1,442,812
-------------------------------------------------------------------------------------------------
    3,000  American Holding Co./Emcare Holding Co.+*    02/15/15   10.000              3,135,000
-------------------------------------------------------------------------------------------------
    1,500  Ameriqual Group LLC+*                        04/01/12    9.000              1,507,500
-------------------------------------------------------------------------------------------------
    2,000  Brickman Group Ltd., Series B*               12/15/09   11.750              2,260,000
-------------------------------------------------------------------------------------------------
    2,000  HydroChem Industrial Services, Inc.+*        02/15/13    9.250              1,840,000
-------------------------------------------------------------------------------------------------
    2,000  Invensys PLC+*                               03/15/11    9.875              1,885,000
-------------------------------------------------------------------------------------------------
    1,000  Monitronics International, Inc.*             09/01/10   11.750              1,040,000
-------------------------------------------------------------------------------------------------
    2,000  Southern States Cooperative, Inc.+*          11/01/10   10.500              1,980,000
-------------------------------------------------------------------------------------------------
                                                                                      15,090,312
-------------------------------------------------------------------------------------------------
TECHNOLOGY - 5.32%
    2,000  Activant Solutions, Inc.+*                   04/01/10    9.090++            2,030,000
-------------------------------------------------------------------------------------------------
    2,250  Activant Solutions, Inc.*                    06/15/11   10.500              2,362,500
-------------------------------------------------------------------------------------------------
    4,500  Amkor Technology, Inc.*                      02/15/08    9.250              4,083,750
-------------------------------------------------------------------------------------------------
    1,000  Ingram Micro, Inc.*                          08/15/08    9.875              1,056,250
-------------------------------------------------------------------------------------------------
    3,505  IPC Acquisition Corp.*                       12/15/09   11.500              3,785,400
-------------------------------------------------------------------------------------------------
    2,000  Sanmina-SCI Corp.*                           01/15/10   10.375              2,210,000
-------------------------------------------------------------------------------------------------
                                                                                      15,527,900
-------------------------------------------------------------------------------------------------
TEXTILE/APPAREL/SHOE MANUFACTURING - 2.73%
    6,150  Levi Strauss & Co.*                          12/15/12   12.250              6,672,750
-------------------------------------------------------------------------------------------------
    1,250  Perry Ellis International, Inc., Series B*   03/15/09    9.500              1,303,125
-------------------------------------------------------------------------------------------------
                                                                                       7,975,875
-------------------------------------------------------------------------------------------------
UTILITY-ELECTRICITY, GAS & Other - 2.05%
    4,575  Calpine Canada Energy Finance ULC*           05/01/08    8.500              2,722,125
-------------------------------------------------------------------------------------------------
    3,000  CMS Energy Corp.*                            10/15/07    9.875              3,255,000
-------------------------------------------------------------------------------------------------
                                                                                       5,977,125
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS - MAY 31, 2005


 PRINCIPAL
   AMOUNT                                          MATURITY  INTEREST
   (000)                                             DATES     RATES          VALUE
---------------------------------------------------------------------------------------

CORPORATE BONDS - (CONCLUDED)
---------------------------------------------------------------------------------------
WIRELESS - 9.33%
   $3,608  Alamosa Delaware, Inc.*                  07/31/10   11.000%      $ 4,022,920
---------------------------------------------------------------------------------------
    4,000  American Cellular Corp., Series B*       08/01/11   10.000         3,900,000
---------------------------------------------------------------------------------------
      650  Centennial Cellular Operating Co. LLC*   12/15/08   10.750           673,563
---------------------------------------------------------------------------------------
    3,000  Centennial Communications Corp.*         06/15/13   10.125         3,348,750
---------------------------------------------------------------------------------------
    1,175  Crown Castle International Corp.         08/01/11    9.375         1,296,906
---------------------------------------------------------------------------------------
    1,600  Crown Castle International Corp.         08/01/11   10.750         1,702,000
---------------------------------------------------------------------------------------
    1,250  Dobson Cellular Systems, Inc.+*          11/01/12    9.875         1,281,250
---------------------------------------------------------------------------------------
    3,000  Dobson Communications Corp.*             07/01/10   10.875         2,707,500
---------------------------------------------------------------------------------------
    2,000  Horizon PCS, Inc.+                       07/15/12   11.375         2,190,000
---------------------------------------------------------------------------------------
      684  Nextel Partners, Inc.*                   11/15/09   12.500           747,270
---------------------------------------------------------------------------------------
    3,500  Triton PCS, Inc.*                        02/01/11    9.375         2,380,000
---------------------------------------------------------------------------------------
    1,000  Ubiquitel Operating Co.                  03/01/11    9.875         1,080,000
---------------------------------------------------------------------------------------
    1,750  US Unwired, Inc., Series B*              06/15/12   10.000         1,916,250
---------------------------------------------------------------------------------------
                                                                             27,246,409
---------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (cost-$437,498,581)                                   419,091,813
---------------------------------------------------------------------------------------
NUMBER OF
 SHARES
---------------------------------------------------------------------------------------
COMMON STOCKS (A) - 0.00%
---------------------------------------------------------------------------------------
AUTO MANUFACTURING/SUPPLIERS - 0.00%
   5,456      NCI Holdings, Inc.                                                      0
---------------------------------------------------------------------------------------
ENERGY - OTHER - 0.00%
   1,253      Orion Refining Corp. #(c)                                               0
---------------------------------------------------------------------------------------
RESTAURANTS - 0.00%
     129      American Restaurant Group, Inc. #(c)                                    0
---------------------------------------------------------------------------------------
WIRELESS - 0.00%
     178      SpectraSite, Inc.*                                                 11,366
---------------------------------------------------------------------------------------
Total Common Stocks (cost-$2,716,866)                                            11,366
---------------------------------------------------------------------------------------
PREFERRED STOCK - 0.02%
---------------------------------------------------------------------------------------
CABLE - 0.02%
  20,000      Adelphia Communications Corp., Series B*(a)(cost-$2,042,500)       60,000
---------------------------------------------------------------------------------------
NUMBER OF
WARRANTS
---------------------------------------------------------------------------------------
WARRANTS (A) - 0.14%
---------------------------------------------------------------------------------------
BROADBAND - 0.00%
  4,950       Pathnet, Inc., strike @ $0.01, expires 04/15/08 #(c)                    0
---------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.00%
  2,500       Dayton Superior Corp., strike @ $0.01, expires 06/15/09 (1)            25
---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              13

MANAGED HIGH YIELD PLUS FUND INC.
PORTFOLIO OF INVESTMENTS - MAY 31, 2005


NUMBER OF
WARRANTS                                                                                   VALUE
----------------------------------------------------------------------------------------------------

WARRANTS (A) - (CONCLUDED)
----------------------------------------------------------------------------------------------------
OIL EQUIPMENT - 0.14%
$4,500      Key Energy Servic s, Inc., strike @ $4.88, expire 01/15/09*                     $405,000
----------------------------------------------------------------------------------------------------
TECHNOLOGY - 0.00%
----------------------------------------------------------------------------------------------------
 6,500      Inter Act Electronic Marketing, Inc., strike @ 0.01, expires 12/15/09 #(c)             0
----------------------------------------------------------------------------------------------------
 3,000      Knology Holdings, Inc., strike @ $0.10, expires 10/22/07 (c)(1)                        0
----------------------------------------------------------------------------------------------------
                                                                                                   0
----------------------------------------------------------------------------------------------------
Total Warrants (cost-$51,560)                                                                405,025
----------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                         MATURITY  INTEREST
  (000)                                                           DATE      RATE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.27%
  $786      Repurchase Agreement dated 05/31/05 with State
               Street Bank & Trust Co., collateralized by
               $152,120 U.S. Treasury Bonds, 7.250% to
               8.000% due 05/15/16 to 11/15/21 and
               $597,571 U.S. Treasury Notes, 2.750% to
               5.875% due 11/15/05 to 06/30/06; (value-
               $801,735); proceeds: $786,059
               (cost-$786,000)                                   06/01/05   2.680%           786,000
----------------------------------------------------------------------------------------------------
Total Investments (cost-$443,095,507)-143.96%                                            420,354,204
----------------------------------------------------------------------------------------------------
Liabilities in excess of other assets-(43.96)%                                          (128,363,852
----------------------------------------------------------------------------------------------------
Net Assets-100.00%                                                                      $291,990,352
----------------------------------------------------------------------------------------------------


*    Entire or partial amount pledged as collateral for bank loan.

#    Illiquid securities representing 0.66% of net assets.

+    Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities, which represent 24.10% of net assets as of May 31,
     2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

++   Floating rate securities. The interest rates shown are the current rates as of May 31, 2005.

(a)  Non-income producing securities.

(b)  Bond interest in default.

(c)  Security is being fair valued by a valuation committee under the direction of the Board of Directors.

(1)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities, which represent 0.00% of net assets as of May 31,
     2005, are considered illiquid and restricted. (See table below for more information.)



                                                                                  MARKET VALUE
                                                      ACQUISITION COST                AS A
                          ACQUISITION   ACQUISITION    AS A PERCENTAGE   MARKET   PERCENTAGE OF
RESTRICTED SECURITIES       DATE(S)         COST        OF NET ASSETS     VALUE    NET ASSETS
------------------------------------------------------------------------------------------------

Dayton Superior Corp.,
  warrants, expiring
  06/15/09                  06/09/00      $46,550            0.02%        $25          0.00%
------------------------------------------------------------------------------------------------
Knology Holdings, Inc.,
  warrants, expiring        06/08/98,
  10/22/07                  04/26/00        5,000            0.00           0          0.00
------------------------------------------------------------------------------------------------
                                          $51,550            0.02%        $25          0.00%
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS - MAY 31, 2005


--------------------------------------------------------------------------------
ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)
                                                                PERCENTAGE OF
                                                               PORTFOLIO ASSETS
--------------------------------------------------------------------------------

United States                                                        91.1%
--------------------------------------------------------------------------------
Canada                                                                4.4
--------------------------------------------------------------------------------
France                                                                1.9
--------------------------------------------------------------------------------
Norway                                                                1.1
--------------------------------------------------------------------------------
Cayman Islands                                                        1.0
--------------------------------------------------------------------------------
United Kingdom                                                        0.5
--------------------------------------------------------------------------------
Total                                                               100.0%
--------------------------------------------------------------------------------


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                                                                              15

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2005



ASSETS:
Investments in securities, at value (cost-$443,095,507)      $420,354,204
Cash                                                              854,926
Receivable for investments sold                                 1,531,986
Receivable for interest                                        12,608,468
Other assets                                                       47,467
Total assets                                                  435,397,051
--------------------------------------------------------------------------------
LIABILITIES:
Payable for bank loan                                         140,500,000
Payable for investments purchased                               2,091,083
Payable for interest on bank loan                                 421,582
Payable to investment manager and administrator                   257,441
Accrued expenses and other liabilities                            136,593
Total liabilities                                             143,406,699
--------------------------------------------------------------------------------
NET ASSETS:
Capital Stock - $0.001 par value; 200,000,000 shares
  authorized; 59,947,097 shares issued and outstanding        682,277,718
Accumulated undistributed net investment income                   213,681
Accumulated net realized loss from investment activities     (367,759,744)
Net unrealized depreciation of investments                    (22,741,303)
Net assets                                                   $291,990,352
--------------------------------------------------------------------------------
Net asset value per share                                           $4.87
--------------------------------------------------------------------------------


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF OPERATIONS



                                                                           For the
                                                                         Year Ended
                                                                        May 31, 2005
---------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                              $34,339,613
---------------------------------------------------------------------------------------
Dividends                                                                  74,168
---------------------------------------------------------------------------------------
                                                                       34,413,781
---------------------------------------------------------------------------------------
EXPENSES:
Interest expense, loan commitment and other fees                        2,785,359
---------------------------------------------------------------------------------------
Investment management and administration fees                           2,416,099
---------------------------------------------------------------------------------------
Custody and accounting                                                    144,711
---------------------------------------------------------------------------------------
Reports and notices to shareholders                                       135,878
---------------------------------------------------------------------------------------
Professional fees                                                         123,161
---------------------------------------------------------------------------------------
Directors' fees                                                            15,011
---------------------------------------------------------------------------------------
Transfer agency fees                                                       14,473
---------------------------------------------------------------------------------------
Other expenses                                                             92,865
                                                                        5,727,557
---------------------------------------------------------------------------------------
Net investment income                                                  28,686,224
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
Net realized loss from investment activities (29,749,928)
---------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments      16,072,749
---------------------------------------------------------------------------------------
Net realized and unrealized loss from investment activities           (13,677,179)
---------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $15,009,045
---------------------------------------------------------------------------------------



                 See accompanying notes to financial statements

---------------------------------------------------------------------------------------
                                                                              17

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                           For the Years Ended May 31,
-----------------------------------------------------------------------------------------
                                                             2005               2004
-----------------------------------------------------------------------------------------

FROM OPERATIONS:
Net investment income                                    $ 28,686,224       $ 27,468,669
-----------------------------------------------------------------------------------------
Net realized losses from investment activities            (29,749,928)       (13,697,026)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of
  investments                                              16,072,749         22,961,236
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations       15,009,045         36,732,879
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                     (30,359,816)       (25,645,510)
-----------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
-----------------------------------------------------------------------------------------
Proceeds from shares issued through rights offering
  (net of offering costs of $448,053)                      88,815,162                  -
-----------------------------------------------------------------------------------------
Proceeds from shares issued through dividends rein-
  vested                                                    4,101,228          5,108,272
-----------------------------------------------------------------------------------------
Net increase in net assets from capital stock
  transactions                                             92,916,390          5,108,272
-----------------------------------------------------------------------------------------
Net increase in net assets                                 77,565,619         16,195,641
-----------------------------------------------------------------------------------------
Net assets:
Beginning of year                                         214,424,733        198,229,092
-----------------------------------------------------------------------------------------
End of year                                              $291,990,352       $214,424,733
-----------------------------------------------------------------------------------------
Accumulated undistributed net investment income              $213,681         $1,860,785
-----------------------------------------------------------------------------------------


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF CASH FLOWS


                                                                  For the Year
                                                                      Ended
                                                                  May 31, 2005
--------------------------------------------------------------------------------

CASH FLOWS PROVIDED FROM (USED FOR) OPERATING
  ACTIVITIES:
Interest and dividends received                                   $30,314,059
--------------------------------------------------------------------------------
Operating expenses paid                                            (2,839,155)
--------------------------------------------------------------------------------
Interest paid                                                      (2,478,390)
--------------------------------------------------------------------------------
Sale of short-term portfolio investments, net                       5,551,000
--------------------------------------------------------------------------------
Purchase of long-term portfolio investments                      (290,036,379)
--------------------------------------------------------------------------------
Sale of long-term portfolio investments                           145,173,385
--------------------------------------------------------------------------------
Net cash used for operating activities                           (114,315,480)
--------------------------------------------------------------------------------
CASH FLOWS PROVIDED FROM (USED FOR) FINANCING ACTIVITIES:
Dividends paid to shareholders                                    (26,258,588)
--------------------------------------------------------------------------------
Increase in bank loan                                              52,250,000
--------------------------------------------------------------------------------
Net proceeds from rights offering                                  88,815,162
--------------------------------------------------------------------------------
Net cash provided from financing activities                       114,806,574
--------------------------------------------------------------------------------
Net increase in cash                                                  491,094
--------------------------------------------------------------------------------
Cash at beginning of year                                             363,832
--------------------------------------------------------------------------------
Cash at end of year                                                  $854,926
--------------------------------------------------------------------------------
Reconciliation of net increase in net assets resulting
  from operations to net cash used for operating activities:
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $15,009,045
--------------------------------------------------------------------------------
Increase in investments, at value                                (120,899,390)
--------------------------------------------------------------------------------
Increase in receivable for investments sold                        (1,531,986)
--------------------------------------------------------------------------------
Increase in receivable for interest                                (4,147,843)
--------------------------------------------------------------------------------
Increase in other assets                                               (6,551)
--------------------------------------------------------------------------------
Decrease in payable for investments purchased                      (3,155,318)
--------------------------------------------------------------------------------
Increase in payable to investment manager and administrator            79,176
--------------------------------------------------------------------------------
Increase in payable for interest on bank loan                         306,969
--------------------------------------------------------------------------------
Increase in accrued expenses and other liabilities                     30,418
--------------------------------------------------------------------------------
Net cash used for operating activities                          $(114,315,480)
--------------------------------------------------------------------------------


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                                                                              19

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on
April 24, 1998, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS-The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix"
systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ
Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the
investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

Directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

REPURCHASE AGREEMENTS-The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price.
The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special
"tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME-Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S.
generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

--------------------------------------------------------------------------------
                                                                              21

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

CONCENTRATION OF RISK
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.

INVESTMENT MANAGER AND ADMINISTRATOR
The Board has approved an investment management and administration contract
("Management Contract") under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the
Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in his becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. UBS
Global AM executes Fund portfolio transactions through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended May 31, 2005, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $24,496,038. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or
"mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation.
Although the precise amount of this compensation is not generally known by UBS
Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

BORROWINGS
The Fund has a $175 million committed credit facility (the "Facility"). Under the terms of the Facility, the Fund borrows at prevailing commercial paper rates in effect at the time of the borrowing plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility.
The Fund may borrow up to 331|M/3% of its total assets up to the committed
amount. In accordance with the terms of the Facility, the Fund has pledged assets in the amount of $399,197,547 on May 31, 2005 as collateral for the bank loan.

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

For the year ended May 31, 2005, the Fund borrowed a daily average balance of
$104,334,247 at a weighted average borrowing cost of approximately 2.67%.

Purchases and Sales of Securities
For the year ended May 31, 2005, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $286,881,061 and $146,687,967, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31,
2005 and May 31, 2004, were as follows:



Distributions paid from:                              2005             2004
--------------------------------------------------------------------------------

Ordinary Income                                  $30,359,816      $25,645,510
--------------------------------------------------------------------------------


At May 31, 2005, the components of accumulated deficit on a tax basis were as follows:



Undistributed ordinary income                                          $213,681
--------------------------------------------------------------------------------
Accumulated realized capital and other losses                      (367,759,744)
--------------------------------------------------------------------------------
Net unrealized depreciation of investments                          (22,741,303)
--------------------------------------------------------------------------------
Total accumulated deficit                                         $(390,287,366)
--------------------------------------------------------------------------------


At May 31, 2005, the Fund had a net capital loss carryover of $342,697,961. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:
$13,100,516 in 2007; $50,099,935 in 2008; $71,221,921 in 2009; $71,854,329 in
2010; $95,911,016 in 2011; $27,212,620 in 2012; and $13,297,624 in 2013. The
capital loss carryforward includes $15,498,904 of capital losses from the acquisition of Managed High Yield Fund Inc. on June 2, 2000. These losses may be subject to annual limitations pursuant to section 382(b)(1) of the Internal
Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. At
May 31, 2005, $1,037,133 of capital loss carryforwards expired unutilized. Also, in accordance with U.S. Treasury regulations, the Fund has elected to defer
$25,061,783 of net realized capital losses arising after October 31, 2004. Such losses are treated for tax purposes as arising on June 1, 2005.

--------------------------------------------------------------------------------
                                                                              23

MANAGED HIGH YIELD PLUS FUND INC.

NOTES TO FINANCIAL STATEMENTS

For federal income tax purposes, the tax cost of investments and the components of net unrealized depreciation of investments at May 31, 2005 were as follows:



Tax cost of investments                                      $443,095,507
--------------------------------------------------------------------------------
Gross unrealized appreciation (from investments having an
  excess of value over cost)                                    9,582,949
--------------------------------------------------------------------------------
Gross unrealized depreciation (from investments having an
  excess of cost over value)                                  (32,324,252)
--------------------------------------------------------------------------------
Net unrealized depreciation                                  $(22,741,303)
--------------------------------------------------------------------------------


To reflect reclassifications arising from permanent "book/tax" differences for the year ended May 31, 2005, the Fund's accumulated undistributed net investment income was increased by $26,488, accumulated net realized loss from investment activities was decreased by $1,037,133 and capital stock was decreased by
$1,063,621. These differences are primarily due to expiration of capital loss carryforwards and non-deductible expenses.

RIGHTS OFFERING

During the year ended May 31, 2005, the Fund issued 16,499,670 shares in connection with a rights offering of the Fund's common stock. Shareholders of record on January 31, 2005, were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held. The rights offering commenced on January 31, 2005 and expired on February 28, 2005. The subscription price per share was the greater of (i) the net asset value ("NAV")
per share on February 28, 2005 (the "expiration date") or (ii) 95% of the volume weighted average share price of a share on the New York Stock Exchange on the expiration date and the four preceding business days. The subscription price of the offer was $5.41 per share, which was greater than the NAV per share of $4.96 on the expiration date. Offering costs attributed to the rights offering in the amount of $448,053 were charged against additional paid-in-capital.

CAPITAL STOCK

There are 200,000,000 shares of $0.001 par value capital stock authorized and
59,947,097 shares outstanding at May 31, 2005. Transactions in shares of common stock were as follows:



                                                         SHARES         AMOUNT
--------------------------------------------------------------------------------

FOR THE YEAR ENDED MAY 31, 2005:
--------------------------------------------------------------------------------
  Shares issued through Dividend Reinvestment Plan         760,466    $4,101,228
--------------------------------------------------------------------------------
  Shares issued through rights offering                 16,499,670    89,263,215
--------------------------------------------------------------------------------
  Net Increase                                          17,260,136   $93,364,443
--------------------------------------------------------------------------------
FOR THE YEAR ENDED MAY 31, 2004:
--------------------------------------------------------------------------------
  Shares issued through Dividend Reinvestment Plan         997,893    $5,108,272
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:



                                                           For the Years Ended May 31,
                                   --------------------------------------------------------------------------
                                        2005           2004           2003            2002           2001
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF YEAR                               $5.02          $4.75          $4.98           $6.99          $9.73
-------------------------------------------------------------------------------------------------------------
Net investment income                    0.61           0.65           0.66            0.96           1.07
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gains (losses) from
  investment activities                 (0.11)          0.23          (0.23)          (1.99)         (2.58)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
  operations                             0.50           0.88           0.43           (1.03)         (1.51)
-------------------------------------------------------------------------------------------------------------
Dividends from net
  investment income                     (0.65)         (0.61)         (0.66)          (0.98)         (1.23)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $4.87          $5.02          $4.75           $4.98          $6.99
-------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR               $5.10          $5.42          $5.04           $5.64          $7.65
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)               5.99%         20.92%          3.85%         (13.22)%        (5.55)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's)      $291,990       $214,425       $198,229        $200,844       $270,823
-------------------------------------------------------------------------------------------------------------
Expenses to average net
  assets, including interest
  expense                                2.37%          1.82%          2.20%           2.58%          3.11%
-------------------------------------------------------------------------------------------------------------
Expenses to average net
  assets, excluding interest
  expense                                1.22%          1.16%          1.23%           1.18%          1.07%
-------------------------------------------------------------------------------------------------------------
Net investment income to
  average net assets                    11.89%         12.92%         15.03%          17.22%         13.00%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    44%            53%            37%             40%            54%
-------------------------------------------------------------------------------------------------------------
Asset coverage++                       $3,078         $3,430         $3,550          $3,131         $3,736
-------------------------------------------------------------------------------------------------------------


++   Per $1,000 of bank loans outstanding.

(1)  Total investment return is calculated assuming a $10,000 purchase of common stock at the market price on the first day of each year reported and a sale at the market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend
     Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

--------------------------------------------------------------------------------
                                                                              25

MANAGED HIGH YIELD PLUS FUND INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed
High Yield Plus Fund Inc. (the "Fund"), including the portfolio of investments, as of May 31, 2005, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Managed High Yield Plus Fund Inc. at May 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S.
generally accepted accounting principles.

                                           /s/ Ernst & Young LLP

New York, New York
July 12, 2005

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange
("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's investment manager and administrator is UBS Global Asset Management (US) Inc. ("UBS Global
AM"), an indirect wholly-owned asset management subsidiary of UBS AG, which had approximately $50.7 billion in assets under management as of March 31, 2005.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "HYF." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal,
The New York Times and Barron's, as well as in numerous other publications.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2004, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR
Database on the SEC's Web site (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the
Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's
Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the
operation of the SEC's Public Reference Room may be obtained by calling
1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares

--------------------------------------------------------------------------------
                                                                              27

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION (UNAUDITED)

in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time.
Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the
Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution

--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION (UNAUDITED)

payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the
Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date.
Because of the foregoing difficulty with respect to open-market purchases, the
Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the
Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received

--------------------------------------------------------------------------------
                                                                              29

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION (UNAUDITED)

on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The
Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the
Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston,
Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

--------------------------------------------------------------------------------

                 (This page has been left blank intentionally)

--------------------------------------------------------------------------------
                                                                              31

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

INTERESTED DIRECTORS



                                              TERM OF
                                            OFFICE+ AND
                              POSITION(S)    LENGTH OF
       NAME, ADDRESS,          HELD WITH        TIME         PRINCIPAL OCCUPATION(S)
           AND AGE                FUND         SERVED          DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------

Margo N. Alexander++; 58     Director      Since 1998    Mrs. Alexander is retired. She was
c/o UBS Global Asset                                     an executive vice president of UBS
Management                                               Financial Services Inc. (from
51 West 52nd Street                                      March 1984 to December 2002).
New York, NY 10019                                       She was chief executive officer
                                                         (from January 1995 to
                                                         October 2000), a
                                                         director (from January
                                                         1995 to September 2001)
                                                         and chairman (from
                                                         March 1999 to September
                                                         2001) of UBS Global AM
                                                         (formerly known as
                                                         Mitchell Hutchins Asset
                                                         Management Inc.).

Meyer Feldberg+++; 63        Director      Since 1998    Professor Feldberg is a senior
Morgan Stanley                                           advisor to Morgan Stanley
1585 Broadway                                            (financial services) (since
33rd Floor                                               March 2005). He is also Dean
New York, NY 10036                                       Emeritus and Sanford Bernstein
                                                         Professor of Leadership
                                                         and Ethics at Columbia
                                                         Business School,
                                                         although on a two year
                                                         leave of absence. Prior
                                                         to July 2004, he was
                                                         Dean and Professor of
                                                         Management of the
                                                         Graduate School of
                                                         Business at Columbia
                                                         University (since
                                                         1989).


--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)



                  Number of
          Portfolios in Fund Complex                          Other Directorships
             Overseen by Director                               Held by Director
---------------------------------------------------------------------------------------

Mrs. Alexander is a director or trustee        None
of 16 investment companies (consisting
of 33 portfolios) for which UBS Global
AM or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

Professor Feldberg is a director or            Professor Feldberg is also a director of
trustee of 30 investment companies             Primedia Inc. (publishing), Federated
(consisting of 47 portfolios) for which        Department Stores, Inc. (operator of
UBS Global AM or one of its affiliates         department stores), Revlon, Inc.
serves as investment advisor,                  (cosmetics), and SAPPI, Ltd. (producer
sub-advisor or manager.                        of paper).


--------------------------------------------------------------------------------
                                                                              33

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS



                                                 Term of
                                              Office\^ and
                                Position(s)     Length of
        Name, Address,           Held with        Time            Principal Occupation(s)
            and Age                 Fund         Served             During Past 5 Years
------------------------------------------------------------------------------------------------

Richard Q. Armstrong; 70       Director      Since 1998     Mr. Armstrong is chairman and
c/o Willkie Farr &             and           (Director)     principal of R.Q.A. Enterprises
Gallagher LLP                  Chairman      Since 2004     (management consulting firm)
787 Seventh Avenue             of the        (Chairman of   (since April 1991 and principal
New York, NY 10019-6099        Board of      the Board of   occupation since March 1995).
                               Directors     Directors)

David J. Beaubien; 70          Director      Since 2001     Mr. Beaubien is retired (since
84 Doane Road                                               2003). He was chairman of
Ware, MA 01082                                              Yankee Environmental Systems,
                                                            Inc., a manufacturer of
                                                            meteorological measuring
                                                            systems (since 1991).

Richard R. Burt; 58            Director      Since 1998     Mr. Burt is chairman of Diligence
1275 Pennsylvania Ave., N.W.                                LLC (international information
Washington, D.C. 20004                                      and security firm) and IEP
                                                            Advisors
                                                            (international
                                                            investments and
                                                            consulting firm).

Carl W. Schafer; 69            Director      Since 1998     Mr. Schafer is president of the
66 Witherspoon Street #1100                                 Atlantic Foundation (charitable
Princeton, NJ 08542                                         foundation) (since 1990).

William D. White; 71           Director      Since 2001     Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972


--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)



                   Number of
          Portfolios in Fund Complex                            Other Directorships
             Overseen by Director                                Held by Director
---------------------------------------------- ----------------------------------------------------

Mr. Armstrong is a director or trustee         None
of 16 investment companies (consisting
of 33 portfolios) for which UBS Global
AM or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

Mr. Beaubien is a director or trustee of       Mr. Beaubien is also a director of IEC Electronics,
16 investment companies (consisting of 33      Inc., a manufacturer of electronic assemblies.
portfolios) for which UBS Global AM or one of
its affiliates serves as investment advisor,
sub-advisor or manager.

Mr. Burt is a director or trustee of 16        Mr. Burt is  also a director of Hollinger
investment companies (consisting of 33         International, Inc. (publishing), HCL Technologies,
portfolios) for which UBS Global AM or         Ltd. (software and information technologies), The
one of its affiliates serves as investment     Central European Fund, Inc., The Germany Fund,
advisor, sub-advisor or manager.               Inc., IGT, Inc. (provides technology to gaming and
                                               wagering industry) and chairman of Weirton Steel
                                               Corp. (makes and finishes steel products). He is
                                               also a director or trustee of funds in the Scudder
                                               Mutual Funds Family (consisting of 52 portfolios).

Mr. Schafer is a director or trustee of 16     Mr. Schafer is also a director of Labor Ready, Inc.
investment companies (consisting of 33         (temporary employment), Guardian Life Insurance
portfolios) for which UBS Global AM or         Company Mutual Funds consisting of 25 portfolios),
one of its affiliates serves as investment     (the Harding, Loevner Funds (consisting of three
advisor, sub-advisor or manager.               portfolios) E.I.I. Realty Securities Trust
                                               (consisting of two portfolios) and Frontier Oil
                                               Corporation.

Mr. White is a director or trustee of 16       None
investment companies (consisting of 33
portfolios) for which UBS Global AM or one
of its affiliates serves as investment
advisor, sub-advisor or manager.


--------------------------------------------------------------------------------
                                                                              35

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

OFFICERS



                                            Term of            Principal Occupation(s)
                                         Office+ and            During Past 5 Years;
                          Position(s)     Length of            Number of Portfolios in
    Name, Address,         Held with         Time           Fund Complex for which person
        and Age              Fund           Served                serves as Officer
---------------------- ---------------- -------------- ---------------------------------------

Joseph Allessie*; 39   Vice President   Since 2005     Mr. Allessie is a director and
                       and Assistant                   associate general counsel at UBS Global
                       Secretary                       Asset Management (US) Inc. and UBS
                                                       Global Asset Management (Americas) Inc.
                                                       (collectively, "UBS Global AM -
                                                       Americas region") (since 2005). Prior
                                                       to joining UBS Global AM - Americas
                                                       region he was senior vice president and
                                                       general counsel of Kenmar Advisory
                                                       Corp. (from 2004 to 2005). Prior to
                                                       that Mr. Allessie was general counsel
                                                       and secretary of GAM USA Inc., GAM
                                                       Investments, GAM Services, GAM Funds,
                                                       Inc. and the GAM Avalon Funds (from
                                                       1999 to 2004). Such entities are
                                                       affiliates of UBS Global AM - Americas
                                                       region. Prior to joining GAM, Mr.
                                                       Allessie was Regulatory Officer to the
                                                       State of New Jersey, Department of Law
                                                       and Public Safety, Bureau of Securities
                                                       (from 1993 to 1999). Mr. Allessie is a
                                                       vice president and assistant secretary
                                                       of 20 investment companies (consisting
                                                       of 75 portfolios) for which UBS Global
                                                       AM - Americas region or one of its
                                                       affiliates serves as investment
                                                       advisor, sub-advisor or manager.

W. Douglas Beck*; 38   President        Since 2005     Mr. Beck is an executive director and
                                                       head of product development and
                                                       management of UBS Global AM - Americas
                                                       region (since 2002). From March 1998 to
                                                       November 2002, he held various
                                                       positions at Merrill Lynch, the most
                                                       recent being first vice president and
                                                       co-manager of the managed solutions
                                                       group. Mr. Beck is president of 20
                                                       investment companies (consisting of 75
                                                       portfolios) for which UBS Global AM -
                                                       Americas region or one of its
                                                       affiliates serves as investment
                                                       advisor, sub-advisor or manager, and
                                                       was vice president of such investment
                                                       companies from 2003 to 2005.


--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)



                                             Term of             Principal Occupation(s)
                                           Office+ and            During Past 5 Years;
                          Position(s)        Length of           Number of Portfolios in
    Name, Address,         Held with           Time            Fund Complex for which person
        and Age              Fund             Served                 serves as Officer
---------------------- ---------------- ------------------ ------------------------------------

James Capezzuto*; 41   Vice President   Since 2004         Mr. Capezzuto is a director and
                       and Assistant                       associate general counsel at UBS
                       Secretary                           Global AM - Americas region (since
                                                           2004). Prior to joining UBS Global
                                                           AM - Americas region he was senior
                                                           vice president, senior compliance
                                                           manager at Bank of America (from
                                                           2003 to 2004). Prior to that he was
                                                           general counsel at Steinberg Priest
                                                           & Sloane and prior to that he was
                                                           director and senior counsel at
                                                           Deutsche Asset Management (from
                                                           1996 to 2002). Mr. Capezzuto is a
                                                           vice president and assistant
                                                           secretary of 20 investment
                                                           companies (consisting of 75
                                                           portfolios) for which UBS Global AM
                                                           - Americas region or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.

Thomas Disbrow*; 39    Vice President   Since 2000         Mr. Disbrow is a director, head of
                       and Treasurer    (Vice President)   retail mutual fund operations and
                                        Since 2004         co-head of the mutual fund finance
                                        (Treasurer)        department of UBS Global AM -
                                                           Americas region. Prior to November
                                                           1999, he was a vice president of
                                                           Zweig/Glaser Advisers. Mr. Disbrow
                                                           is a vice president and treasurer
                                                           of 16 investment companies
                                                           (consisting of 33 portfolios) and
                                                           vice president and assistant
                                                           treasurer of four investment
                                                           companies (consisting of 42
                                                           portfolios) for which UBS Global AM
                                                           - Americas region or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.


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                                                                              37

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)


                                               Term of           Principal Occupation(s)
                                            Office+ and           During Past 5 Years;
                             Position(s)      Length of          Number of Portfolios in
      Name, Address,          Held with         Time           Fund Complex for which person
         and Age                Fund           Served                serves as Officer
------------------------- ---------------- -------------- --------------------------------------

Mark F. Kemper**, 47      Vice President   Since 2004     Mr. Kemper is general counsel of
                          and Secretary                   UBS Global AM - Americas region
                                                          (since July 2004). Mr. Kemper also
                                                          is an executive director of UBS
                                                          Global AM - Americas region. He was
                                                          deputy general counsel of UBS
                                                          Global Asset Management (Americas)
                                                          Inc. ("UBS Global AM - Americas")
                                                          from July 2001 to July 2004. He has
                                                          been secretary of UBS Global AM -
                                                          Americas since 1999 and assistant
                                                          secretary of UBS Global Asset
                                                          Management Trust Company since
                                                          1993. Mr. Kemper is secretary of
                                                          UBS Global AM - Americas (since
                                                          2004). Mr. Kemper is vice president
                                                          and secretary of 20 investment
                                                          companies (consisting of 75
                                                          portfolios) for which UBS Global AM
                                                          - Americas region or one of its
                                                          affiliates serves as investment
                                                          advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 37   Vice President   Since 2004     Ms. Kilkeary is an associate
                          and Assistant                   director (since 2000) and a senior
                          Treasurer                       manager (since 2004) of the mutual
                                                          fund finance department of UBS
                                                          Global AM - Americas region. Ms.
                                                          Kilkeary is a vice president and
                                                          assistant treasurer of 16
                                                          investment companies (consisting of
                                                          33 portfolios) for which UBS Global
                                                          AM - Americas region or one of its
                                                          affiliates serves as investment
                                                          advisor, sub-advisor or manager.



--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)


                                             Term of            Principal Occupation(s)
                                          Office+ and            During Past 5 Years;
                           Position(s)     Length of            Number of Portfolios in
     Name, Address,         Held with         Time           Fund Complex for which person
        and Age               Fund           Served                serves as Officer
----------------------- ---------------- -------------- ---------------------------------------

Joseph T. Malone*; 37   Vice President   Since 2004     Mr. Malone is a director and
                        and Assistant                   co-head of the mutual fund finance
                        Treasurer                       department of UBS Global AM -
                                                        Americas region. From August 2000
                                                        through June 2001, he was the
                                                        controller at AEA Investors Inc.
                                                        From March 1998 to August 2000, Mr.
                                                        Malone was a manager within the
                                                        investment management services
                                                        practice of PricewaterhouseCoopers
                                                        LLC. Mr. Malone is vice president
                                                        and assistant treasurer of 16
                                                        investment companies (consisting of
                                                        33 portfolios) and vice president,
                                                        treasurer and principal accounting
                                                        officer of four investment
                                                        companies (consisting of 42
                                                        portfolios) for which UBS Global AM
                                                        - Americas region or one of its
                                                        affiliates serves as investment
                                                        advisor, sub-advisor or manager.

Joseph McGill*; 43      Vice President   Since 2004     Mr. McGill is an executive director
                        and Chief                       and chief compliance officer at UBS
                        Compliance                      Global AM - Americas region (since
                        Officer                         2003). Prior to joining UBS Global
                                                        AM - Americas region he was
                                                        Assistant General Counsel at J.P.
                                                        Morgan Investment Management (from
                                                        1999 to 2003). Mr. McGill is a vice
                                                        president and chief compliance
                                                        officer of 20 investment companies
                                                        (consisting of 75 portfolios) for
                                                        which UBS Global AM - Americas
                                                        region or one of its affiliates
                                                        serves as investment advisor,
                                                        sub-advisor or manager.


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                                                                              39

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)


                                           Term of            Principal Occupation(s)
                                        Office+ and            During Past 5 Years;
                         Position(s)     Length of            Number of Portfolios in
    Name, Address,        Held with         Time           Fund Complex for which person
       and Age              Fund           Served                serves as Officer
--------------------- ---------------- -------------- ---------------------------------------

John Penicook**; 47   Vice President   Since 2002     Mr. Penicook is a managing director
                                                      and global head of fixed income of
                                                      UBS Global AM - Americas region.
                                                      Mr. Penicook is a vice president of
                                                      three investment companies
                                                      (consisting of three portfolios) for
                                                      which UBS Global AM - Americas
                                                      region or one of its affiliates serves
                                                      as investment advisor, sub-advisor
                                                      or manager.

Marianne Rossi*; 45   Vice President   Since 2004     Ms. Rossi is a managing director
                                                      and head of global high yield at
                                                      UBS Global AM - Americas region
                                                      (since April 2000). Prior to April
                                                      2000, she was managing director
                                                      and part of the high yield team at
                                                      Credit Suisse Asset Management.
                                                      Ms Rossi is a vice president of one
                                                      investment company (consisting of
                                                      one portfolio) for which UBS Global
                                                      AM - Americas region or one of its
                                                      affiliates serves as investment
                                                      advisor, sub-advisor or manager.

Eric Sanders*; 39     Vice President   Since 2005     Mr. Sanders is a director and
                      and Assistant                   associate general counsel of UBS
                      Secretary                       Global AM-Americas region (since
                                                      July 2005). From 1996 until June
                                                      2005, he held various positions at
                                                      Fred Alger & Company, Incorporated,
                                                      the most recent being assistant
                                                      vice president and associate
                                                      general counsel. Mr. Sanders is a
                                                      vice president and assistant
                                                      secretary of 16 investment
                                                      companies (consisting of 33
                                                      portfolios) for which UBS Global AM
                                                      Americas region or one of its
                                                      affiliates serves as investment
                                                      advisor, sub-advisor or manager.


--------------------------------------------------------------------------------

MANAGED HIGH YIELD PLUS FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)


                                            Term of           Principal Occupation(s)
                                         Office+ and           During Past 5 Years;
                          Position(s)     Length of           Number of Portfolios in
    Name, Address,         Held with         Time          Fund Complex for which person
        and Age              Fund           Served               serves as Officer
---------------------- ---------------- -------------- -------------------------------------

Keith A. Weller*; 43   Vice President   Since 1998     Mr. Weller is an executive director
                       and Assistant                   and associate general counsel of
                       Secretary                       UBS Global AM - Americas region.
                                                       Mr. Weller is a vice president and
                                                       assistant secretary of 20
                                                       investment companies (consisting of
                                                       75 portfolios) for which UBS Global
                                                       AM - Americas region or one of its
                                                       affiliates serves as investment
                                                       advisor, sub-advisor or manager.


*    This person's business address is 51 West 52nd Street, New York, New York
     10019-6114.

**   This person's business address is One North Wacker Drive, Chicago, Illinois
     60606.

+    Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

++   Mrs. Alexander is deemed an "interested person" of the Fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.

+++  Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan
     Stanley, a financial services firm with which the Fund may conduct transactions.

--------------------------------------------------------------------------------
                                                                              41

MANAGED HIGH YIELD PLUS FUND INC.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

Managed High Yield Plus Fund Inc. (the "Fund") is listed on the New York Stock
Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's president and treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act
("Section 302 Certifications"). The Section 302 Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund's
2004 annual meeting of shareholders, it filed a certification with the NYSE on
September 27, 2004 stating that its president was unaware of any violation of the NYSE's Corporation Governance listing standards.

--------------------------------------------------------------------------------

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DIRECTORS

Richard Q. Armstrong                Meyer Feldberg
Chairman
                                    Carl W. Schafer
Margo N. Alexander
                                    William D. White
David J. Beaubien

Richard R. Burt

PRINCIPAL OFFICERS

W. Douglas Beck                   Thomas Disbrow
President                         Vice President and
                                  Treasurer
Mark F. Kemper
Vice President and                Marianne Rossi
Secretary                         Vice President

INVESTMENT MANAGER
AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

(cent) 2005 UBS Global Asset Management (US) Inc. All rights reserved.

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule
17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a)  Audit Fees:

          For the fiscal years ended May 31, 2005 and May 31, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $67,300 and $40,300, respectively.

          Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

     (b)  Audit-Related Fees:

          In each of the fiscal years ended May 31, 2005 and May 31, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $20,500 and $21,618, respectively.

          Fees included in the audit-related category are those associated with
          (1) the reading and providing of comments on the 2004 and 2003 semiannual financial statements, (2) review of the consolidated 2003 and 2002 reports on the profitability of the UBS Funds to UBS Global
          Asset Management (US) Inc. ("UBS Global AM") and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) performance of agreed upon procedures over compliance with credit facility provisions for the fiscal years 2004 and 2003.

          There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (c)  Tax Fees:

          In each of the fiscal years ended May 31, 2005 and May 31, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $11,050 and $15,100, respectively.

          Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

          There were no tax fees required to be approved pursuant to paragraph
          (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (d)  All Other Fees:

          In each of the fiscal years ended May 31, 2005 and May 31, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

          Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

          There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e)  (1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant's Audit Committee ("audit committee") has adopted an
          "Audit Committee Charter (Amended and Restated as of May 12, 2004)"
          (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

               The [audit ]Committee shall:

               ...

          2.   Pre-approve (a) all audit and permissible non-audit services(1)
               to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS
               Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the
               Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM]
               or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the
               Chairperson of the Committee and two other members of the
               Committee as the Chairperson,

               from time to time, may determine and appoint, and such
               sub-committee shall report to the Committee, at its next
               regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the
               Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons
               (other than UBS Global [AM] or the Fund's officers).

               ---------------

                    (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the
                    auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the
                    Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit
                    services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and
                    implementation; (iii) appraisal or valuation services,
                    fairness opinions or contribution-in-kind reports; (iv)
                    actuarial services; (v) internal audit outsourcing services;
                    (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking
                    services; (viii) legal services and expert services
                    unrelated to the audit; and (ix) any other service the
                    Public Company Accounting Oversight Board determines, by
                    regulation, is impermissible.

                    Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate
                    amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers
                    controlling, controlled by or under common control with UBS
                    Global [AM] that provide ongoing services to the Fund
                    ("Covered Service Providers") constitutes not more than 5%
                    of the total amount of revenues paid to the independent
                    auditors (during the fiscal year in which the permissible
                    non-audit services are provided) by (a) the Fund, (b) its
                    investment adviser and (c) any entity controlling,
                    controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during
                    the fiscal year in which the services are provided that
                    would have to be approved by the Committee; (ii) the
                    permissible non-audit services were not recognized by the
                    Fund at the time of the engagement to be non-audit services;
                    and (iii) such services are promptly brought to the
                    attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          (e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule
                 2-01 of Regulation S-X:

                    Audit-Related Fees:

                    There were no amounts that were approved by the audit
                    committee pursuant to the de minimis exception for the
                    fiscal years ended May 31, 2005 and May 31, 2004 on behalf of the registrant.

                    There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2004 on
                    behalf of the registrant's service providers that relate
                    directly to the operations and financial reporting of the
                    registrant.

                    Tax Fees:

                    There were no amounts that were approved by the audit
                    committee pursuant to the de minimis exception for the
                    fiscal years ended May 31, 2005 and May 31, 2004 on behalf of the registrant.

                    There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2004 on
                    behalf of the registrant's service providers that relate
                    directly to the operations and financial reporting of the
                    registrant.

                    All Other Fees:

                    There were no amounts that were approved by the audit
                    committee pursuant to the de minimis exception for the
                    fiscal years ended May 31, 2005 and May 31, 2004 on behalf of the registrant.

                    There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2004 on
                    behalf of the registrant's service providers that relate
                    directly to the operations and financial reporting of the
                    registrant.

     (f)  According to E&Y, for the fiscal year ended May 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g)  For the fiscal years ended May 31, 2005 and May 31, 2004, the aggregate fees billed by E&Y of $160,050 and $447,718, respectively, for non-audit services rendered on behalf of the registrant
          ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser
          ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                2005               2004
                                                ----               ----
          Covered Services                     $31,550            $36,718
          Non-Covered Services                 128,500            411,000

     (h)  The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee (the "Audit
Committee") established in accordance with Section 3(a)(58)(A) of the Securities
Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Beaubien, Mr. Burt and Mr. White.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS
Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general,
UBS Global AM (1) opposes proposals which act to entrench management; (2)
believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any
"affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities
Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance
Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the
Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and
Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New
York, New York 10019-6114, and indicate on the envelope "Nominating and
Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

     (a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
          Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b)  The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

     (a)  (1) Code of Ethics as required pursuant to Section 406 of the
          Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of
          Conduct") is incorporated by reference herein from Exhibit EX-99.CODE
          ETH to the registrant's Report on Form N-CSR filed August 9, 2004
          (Accession Number: 0000950136-04-002500)(SEC File No. 811-08765).

     (a)  (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of
          2002 is attached hereto as Exhibit EX-99.CERT.

     (a)  (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

     (b)  Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:   /s/ W. Douglas Beck
      --------------------
      W. Douglas Beck
      President

Date: July 27, 2005
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ W. Douglas Beck
      --------------------
      W. Douglas Beck
      President

Date: July 27, 2005
      -------------

By:   /s/ Thomas Disbrow
      ------------------
      Thomas Disbrow
      Vice President and Treasurer

Date: July 27, 2005
      -------------